UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2025

LANDSTAR SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	021238	06-1313069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13410 Sutton Park Drive South, Jacksonville, Florida	32224
(Address of principal executive offices)	(Zip Code)

(904) 398-9400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LSTR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Landstar System, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “2025 Annual Meeting”) on May 16, 2025. A total of 33,405,365 shares, or approximately 96% of the common stock issued and outstanding as of the record date, was represented in person or by proxy. The matters voted upon by the Company’s stockholders (the “Stockholders”) at the 2025 Annual Meeting included: (i) the election of eight Directors whose terms will expire at the 2026 annual meeting of stockholders (the “2026 Annual Meeting”); (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2025; and (iii) an advisory vote on the Company’s 2024 executive compensation.

(1) Election of Directors. At the meeting, Homaira Akbari, David G. Bannister, James L. Liang, Frank A. Lonegro, Diana M. Murphy, Anthony J. Orlando, George P. Scanlon and Teresa L. White were each elected by the Stockholders to serve a new term as a Director on the Board, with such term to expire at the 2026 Annual Meeting. The votes cast with respect to Dr. Akbari, Mr. Bannister, Mr. Liang, Mr. Lonegro, Ms. Murphy, Mr. Orlando, Mr. Scanlon and Ms. White were as follows:

Director	Votes For	Votes Against	Abstain	Broker Non-Votes
Homaira Akbari	31,574,046	918,464	53,165	859,690
David G. Bannister	28,469,143	4,035,800	40,732	859,690
James L. Liang	32,275,046	230,685	39,944	859,690
Frank A. Lonegro	31,864,755	641,195	39,725	859,690
Diana M. Murphy	29,649,200	2,856,542	39,933	859,690
Anthony J. Orlando	31,991,123	513,820	40,732	859,690
George P. Scanlon	32,245,142	259,800	40,733	859,690
Teresa L. White	32,276,009	228,363	41,303	859,690

(2) Ratification of Appointment of KPMG LLP. At the meeting, the Stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2025. This proposal received 32,938,944 affirmative votes and 428,319 negative votes. There were 38,102 abstentions with respect to this proposal.

(3) Advisory Vote on Executive Compensation. At the meeting, the Stockholders did not approve, on an advisory basis, the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executives, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2024 Summary Compensation Table and the other related tables and disclosure.”

This proposal received 15,217,090 affirmative votes and 16,993,183 negative votes. There were 335,402 abstentions and 859,690 broker non-votes with respect to this proposal.

The meeting was then adjourned.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSTAR SYSTEM, INC.

Date: May 20, 2025	By:	/s/ James P. Todd
		Name:	James P. Todd
		Title:	Vice President, Chief Financial Officer and Assistant Secretary